Filed pursuant to 497(e)

File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED NOVEMBER 4, 2020

TO THE

PROSPECTUS DATED MAY 1, 2020

AMERICAN FUNDS® GROWTH PORTFOLIO

Paul Benjamin and Dylan Yolles serve as portfolio managers of the American Funds® Growth Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Michael T. Kerr no longer serves as portfolio manager of the Portfolio. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Mark L. Casey, Partner of Capital World Investors (“CWI”); Anne-Marie Peterson, Partner of CWI; Andraz Razen, Partner of CWI; Alan J. Wilson, Partner of CWI; Paul Benjamin, Partner of CWI; and Dylan Yolles, Partner of Capital International Investors (“CII”), have managed the Growth Fund since 2017, 2018, 2013, 2014, 2018, and 2008, respectively. The portfolio managers manage separate segments of the Growth Fund.

In the section entitled “Additional Information About Management – The Master Fund’s Investment Adviser,” the fifth paragraph is deleted in its entirety and replaced with the following:

CRMC uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of the Growth Fund is divided into segments which are managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Growth Fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of CRMC and its investment divisions. In addition, CRMC’s research professionals may make investment decisions with respect to a portion of the Growth Fund’s portfolio. The primary portfolio managers for the Growth Fund are listed below.

Portfolio Managers for the Fund/Title (if applicable)	Primary Title with CRMC (or affiliate)	Years of Experience as Portfolio Managers (and research professional, if applicable) (approximate)	Approximate Years of Experience as an Investment Professional
			With CRMC (or affiliate)	Total Years
Paul Benjamin	Partner – CWI	2 years (plus 12 years of prior experience as an investment analyst for the fund.	15	15

Mark L. Casey	Partner – CWI	3 years (plus 11 years prior experience as an investment analyst for the Fund)	20	20

Anne-Marie Peterson	Partner – CWI	2 years (plus 11 years prior experience as an investment analyst for the Growth Fund)	15	26

Andraz Razen	Partner – CWI	7 years (plus 3 years of prior experience as an investment analyst for the Fund)	16	22

Alan J. Wilson	Partner – CWI	6 years	29	35

Dylan Yolles-Vice President	Partner – CII	12 years (plus 9 years of prior experience as an investment analyst for the fund)	20	23

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE